SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

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Edward Jones Money Market Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Message from EDWARD JONES

This email notification contains information specific to the upcoming proxy vote on the position noted
below.

This is a NOTIFICATION of the:
Edward Jones Money Market Fund Special Meeting of Shareholders
MEETING DATE: December 9, 2016
For Holders as of: September 26, 2016
Account Number: XXXXX955
CONTROL NUMBER: 9014715282167426
CUSIP NUMBER: 48019P102

Internet voting is accepted up to 11:59 p.m. ET the day before the meeting or cutoff date.

Please refer to the proxy materials available through Edward Jones Online Account Access;
https://www.Proxyvote.com or the links provided below to confirm if a cut-off date applies to this solicitation. In the event of a discrepancy between information contained in this email and the proxy material, the proxy material will prevail.

Your vote is important. Please review the shareholder materials by clicking on the links below and read the following instructions carefully to register your vote.

You and any person authorized to vote proxy on your account may vote, and change any vote, until the voting deadline.

Please keep your control number secure until after the voting deadline.

Proxy Statement

http://www.federatedinvestors.com/pub/daf/pdf/Q453223.pdf

Reminder Notice

https://materials.proxyvote.com/Approved/MC2842/20160926/SHLTR_300556.PDF

You may view the shareholder material and enter your voting instructions through Edward Jones Online
Account Access or by clicking https://www.Proxyvote.com and using the control number 9014715282167426.

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